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                       SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)

                               FEBRUARY 26, 1996

                           GENERAL MOTORS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               STATE OF DELAWARE
                          (STATE OR OTHER JURISDICTION
                               OF INCORPORATION)

                                     1-143
                            (COMMISSION FILE NUMBER)

                                   38-0572515
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                      767 FIFTH AVENUE, NEW YORK, NEW YORK
                  3044 WEST GRAND BOULEVARD, DETROIT, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   10153-0075
                                   48202-3091
                                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (313)-556-5000

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired

         None.

     (b) Pro Forma Financial Information

         None.

     (c) Exhibits

     Exhibit 23 Consent of Independent Auditors

     Exhibit 99 Audited Consolidated Financial Statements of General Motors Corporation as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and Supplementary Information (Unaudited) relating to Selected Quarterly Data and Selected Financial Data.

     Exhibit 27  Financial Data Schedule (for SEC information only).

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GENERAL MOTORS CORPORATION
                                          --------------------------------------
                                                       (Registrant)

Date: February 26, 1996

                                          By:        /s/ WALLACE W. CREEK
                                            ------------------------------------
                                              (Wallace W. Creek, Comptroller)

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